UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 17, 2011

BLACK TUSK MINERALS INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

Nevada (State or other jurisdiction of incorporation)	000-52372 (Commission File Number)	20-3366333 (IRS Employer Identification No.)

7425 Arbutus Street Vancouver, British Columbia Canada (Address of principal executive offices)		V6P 5T2 (Zip Code)

Registrant’s telephone number, including area code:   (778) 999-2575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities.

On March 9, 2011, Black Tusk Minerals Inc. (the “Company”) closed a private placement of common shares.  Under the terms of the private placement, the Company issued 200,000 common shares at a price of $0.075 per unit and raised $15,000.

On March 14, 2011, the Company closed a private placement of common shares.  Under the terms of the private placement, the Company issued 66,667 common shares at a price of $0.075 per unit and raised $5,000.

The common shares were offered by the Company in a non-brokered private placement to non-U.S. persons outside of the United States. The common shares of the private placement were not registered under the U.S. Securities Act of 1933, as amended (“Securities Act”), or the laws of any state, and are subject to resale restrictions and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The shares were placed pursuant to exemptions from registration requirements by Rule 903 of Regulation S of the Securities Act, such exemptions being available based on information obtained from the investors to the private placement.

Item 5.02.   Compensatory Arrangements of Certain Officers.

On March 17, 2011, the Company’s Board of Directors adopted the Black Tusk Minerals Inc. 2011 Nonqualified Stock Option Plan (the “Plan”).  The Plan is subject to ratification by shareholders at the Company’s next annual meeting.

Pursuant to the Plan, stock options may be granted to any person who is performing or who has been engaged to perform services of special importance to management of the Company in the operation, development and growth of the Company.  The maximum number of shares with respect to which stock options may be granted under the Plan may not exceed 650,000.  All stock options granted under the Plan shall be nonqualified stock options and shall be evidenced by agreements, which shall be subject to the applicable provisions of the Plan.  The foregoing description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits

Exhibit Number                                Description
99.1                                2011 Nonqualified Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Tusk Minerals Inc.
(Registrant)

Dated: March 23, 2011	By: /s/ Gavin Roy
Gavin Roy President

EXHIBIT INDEX
Exhibit Number                                Description
99.1                                2011 Nonqualified Stock Option Plan